Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 25, 1998, included herein in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 No. 333-19127 and 333-19145 filed on December 31, 1996.


ARTHUR ANDERSEN LLP


Houston, Texas
March 9, 1998